                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -----------------------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------


         Date of Report (Date of earliest event reported): March 2, 2001


                         TECHNOLOGY VENTURES GROUP, INC.
             (Exact name of registrant as specified in its charter)

         FLORIDA                         001-16309               65-0972643
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)


                         12400 SW 134TH COURT, SUITE 11
                              MIAMI, FLORIDA 33186
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (305) 971-5370



          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As reported on the Registrant's current report on Form 8-K dated March 2, 2001 (filed March 16, 2001), pursuant to the terms of that certain Agreement for the Exchange of Common Stock dated March 2, 2001 ("Exchange Agreement"), among Technology Ventures Group, Inc., a Florida corporation (the "Registrant"), Equity Management Partners, LLC, a Florida limited liability company ("Equity Management"), and Goldco Properties Limited Partnership ("Goldco"), on March 2, 2001 (the "Closing"), Equity Management acquired 9,000,000 and 200,000 shares of common stock of the Registrant, par value $.001 per share ("Common Stock"), from the Registrant and Goldco, respectively, in exchange for all of the issued and outstanding shares of common stock, par value $.0001 per share, of Newcourt Capital Holdings, Inc. ("Newcourt"), a Florida corporation and a wholly-owned subsidiary of Equity Management. After the closing of this transaction, the Registrant became a 92%-owned subsidiary of Equity Management and Newcourt became a wholly-owned subsidiary of the Registrant.

         Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the current report on Form 8-K dated March 2, 2001 to include (1) the financial statements required by Item 7(a) and (2) the pro forma financial information required by Item 7(b).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The Registrant hereby files the audited financial statements of Newcourt Capital Holdings, Inc., for the period from October 26, 2000 (inception) to March 31, 2001 beginning on page 4 herein.

         (B)      PRO FORMA FINANCIAL INFORMATION.

         The Registrant hereby files the pro forma financial information beginning on page 11 herein.

         (C)      EXHIBITS.

                  2.1 Agreement for the Exchange of Common Stock dated March 2, 2001 ("Exchange Agreement"), among Technology Ventures Group, Inc., Goldco Properties Limited Partnership, and Equity management Partners, LLC. Previously filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated March 2, 2001 (Commission File No. 001-16309) and incorporated herein by reference.

                  10.1 Registration Rights Agreement dated as of march 2, 2001, among Technology Ventures Group, Inc., Goldco Properties Limited Partnership, Shelley Goldstein and Peter Goldstein. Previously filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated March 2, 2001 (Commission File No. 001-16309) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            TECHNOLOGY VENTURES GROUP, INC.


Dated: May 14, 2001                         /s/      McIvan  A. Jarrett
                                                -------------------------------
                                                McIvan  A. Jarrett
                                                President

                         NEWCOURT CAPITAL HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                              FINANCIAL STATEMENTS
           PERIOD FROM OCTOBER 26, 2000 (INCEPTION) TO MARCH 31, 2001


                                TABLE OF CONTENTS


                                                                   PAGE(S)

Independent Accountants' Report...................................     1


FINANCIAL SECTION

Balance Sheet.....................................................     2


Statement Of Expense..............................................     3


Statement Of Cash Flows...........................................     4


Notes To Financial Statements.....................................   5-6

                [LETTERHEAD OF SHARPTON, BRUNSON & COMPANY, P.A.]




                         INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Directors
Newcourt Capital Holdings, Inc.

We have audited the accompanying balance sheet of Newcourt Capital Holdings, Inc. (NCHI) (a Development Stage Enterprise) as of March 31, 2001, and the related statements of operations and accumulated deficit, and cash flows for the period from October 26, 2000 (inception) to March 31, 2001. These financial statements are the responsibility of NCHI's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newcourt Capital Holdings, Inc. (a Development Stage Enterprise) as of March 31, 2001, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.




April 10, 2001                         /s/   Sharpton, Brunson & Company, P.A.

                         NEWCOURT CAPITAL HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                                  BALANCE SHEET
                                 MARCH 31, 2001

ASSETS

Cash                                                                   $ 338,742
Deferred financing costs                                                  13,219
                                                                       ---------

         Total Assets                                                  $ 351,961
                                                                       =========

LIABILITIES

Notes payable                                                          $ 390,250
                                                                       ---------

         Total Liabilities                                               390,250
                                                                       ---------

SHAREHOLDER'S EQUITY

Common stock $.0001 par value, 100,000,000 shares and preferred stock, par value $.01, 10,000,000 shares authorized
Accumulated deficit                                                      (38,289)
                                                                       ---------

         Total Liabilities and Accumulated Deficit                     $ 351,961
                                                                       =========


   The accompanying notes are an integral part of these financial statements.

                         NEWCOURT CAPITAL HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
           PERIOD FROM OCTOBER 26, 2000 (INCEPTION) TO MARCH 31, 2001



EXPENSES

Marketing expense / commission                                    $  35,250

Legal fees                                                            2,790

Administrative expense                                                  249
                                                                  ---------

         Total Expense                                               38,289
                                                                  ---------

Net loss                                                            (38,289)

Accumulated deficit - beginning of period
                                                                  ---------
Accumulated deficit - end of period                               $ (38,289)
                                                                  =========


   The accompanying notes are an integral part of these financial statements.

                         NEWCOURT CAPITAL HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                             STATEMENT OF CASH FLOWS
           PERIOD FROM OCTOBER 26, 2000 (INCEPTION) TO MARCH 31, 2001


CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                      $ (38,289)

ADJUSTMENTS TO RECONCILE NET INCOME TO
    CASH PROVIDED BY OPERATING ACTIVITIES
    Increase in deferred financing costs                            (13,219)
                                                                  ---------
            Net cash used in operating activities                   (51,508)
                                                                  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from notes payable                                     390,250
                                                                  ---------
    Net cash provided by financing activities                       390,250
                                                                  ---------
            Net increase in cash                                    338,742
    CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR
                                                                  ---------
    CASH AND CASH EQUIVALENTS, END OF YEAR                        $ 338,742
                                                                  =========



   The accompanying notes are an integral part of these financial statements.

                         NEWCOURT CAPITAL HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
           PERIOD FROM OCTOBER 26, 2000 (INCEPTION) TO MARCH 31, 2001


NOTE 1 - NATURE OF BUSINESS

Newcourt Capital Holdings, Inc. (NCHI) (a Development Stage Enterprise) is established to acquire mid-sized businesses within the plastics and disposable medical and surgical products industries. NCHI began operations on October 26, 2000.

NCHI's plan is to seek and acquire profitable but under-managed private businesses with revenues of up to $25 million, which the Company determines have potential for significant profitability. The emphasis will be on making prudent acquisitions of already profitable companies with proven income streams, which can benefit from enhanced marketing and management.

The company may also invest in an acquisition candidate by means of subordinated debt financing and/or preferred stock with possible equity participation that would provide potential capital appreciation. NCHI's goal is to invest its accumulated and contributed capital in combination with bank or other debt financing in these leveraged acquisition and debt financed transactions. Profits will be used to fund growth, expansion and further investments.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The Company prepares its financial statements on the accrual basis of accounting in accordance with generally accepted accounting principles.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Newcourt Capital Holdings, Inc. considers all highly liquid investment with an initial maturity of three months or less to be cash.

                         NEWCOURT CAPITAL HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
           PERIOD FROM OCTOBER 26, 2000 (INCEPTION) TO MARCH 31, 2001

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

DEFERRED FINANCING COST

Deferred financing costs will be amortized by the straight line method over a five year period.

INCOME TAXES

Newcourt Capital Holdings, Inc. is recognized as a C-corporation by the Internal Revenue. No liability for any income tax is included in the financial statements.

NOTE 3 - CONCENTRATION OF CREDIT RISK

Newcourt maintains its cash balances in a financial institution located in Miami, Florida. The balance is insured by the Federal Deposit Insurance Corporation up to $100,000. At March 31, 2001 The balance exceeded FDIC insurance limits as follows:

Bank of America                                             $ 338,742
         Less: FDIC Insurance Limit                           100,000
                                                            ---------
Uninsured Balance                                           $ 238,742
                                                            =========

NOTE 4 - NOTES PAYABLE

At March 31, 2001, Newcourt has two notes payable to Equity Management Partners in the amount of $290,250 and $100,000. These notes were executed on February 14, 2001. Interest rate on both notes is 7% per annum and shall accrue monthly. Both interest and principle on the notes become due on February 15, 2004.

At March 31, 2001 maturities are as follows:


         2001              $410,738
         2002              $459,490
         2003              $470,254
         2004              $503,172


NOTE 5 - OTHER MATTERS

On March 2, 2001, Newcourt Capital Holdings, Inc. was acquired by Technology Ventures Group, Inc., a public company. The merger was accounted for as a pooling of interest.


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

                            TECHNOLOGY VENTURES GROUP
                        (A DEVELOPMENT STAGE ENTERPRISE)
                              PROFORMA INFORMATION
                                 MARCH 31, 2001


                                TABLE OF CONTENTS


                                                                     PAGE
Introductory Paragraph.............................................    1

Proforma Balance Sheet.............................................    2

Proforma Income Statement, December 31, 2000.......................    3

Proforma Income Statement, March 31, 2001..........................    4

Note To Proforma Information.......................................    5

                             INTRODUCTORY PARAGRAPH


Following is the proforma financial information of Technology Ventures Group, Inc. (TVG) and its wholly owned subsidiary Newcourt Capital Holdings, Inc. (Newcourt).

On March 2, 2001, Technology Ventures Group, Inc. (TVG), "The registrant", (a Development Stage Enterprise), consummated a share exchange which resulted in a change of control of TVG pursuant to the terms of the Agreement for the Exchange of Common Stock dated March 2, 2001 among the Registrant, Equity Management Partners, LLC a Florida limited liability company, (Equity Management), Newcourt Capital Holdings, Inc. (Newcourt), (a Development Stage Enterprise), and Goldco Properties Limited Partnership, a partnership, (Goldco). Equity Management acquired 9,000,000 and 200,000 shares of common stock of the Registrant, par value $.001 per share, from the Registrant and Goldco, respectively, in exchange for all of the issued and outstanding share of common stock par value $.0001 per share of Newcourt, a Florida corporation and wholly owned subsidiary of Equity management. As a result of the closing of this transaction. Newcourt became a wholly owned subsidiary of the registrant, Technology Ventures Group, Inc.

The proforma information reflect the balance sheet of TVG for the period January 1, 2001 through March 31, 2001 as if the transaction had been consummated as of January 1, 2001, and statements of income (loss) for the periods ended December 31 and March 31, 2001.

The financial information show the transaction as being accounted for as a pooling of interest and depicts the combined balance sheet, income statements for the periods mentioned above.




May 11, 2001

                         TECHNOLOGY VENTURES GROUP, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                             PROFORMA BALANCE SHEET
                                 MARCH 31, 2001

                                                          TECHNOLOGY         NEWCOURT
                                                           VENTURES        CORPORATION      ADJUSTMENTS        TOTALS
                                                          ----------       -----------      -----------      ---------
ASSETS
Current assets:
        Cash                                                                $ 338,742                        $ 338,742
Intangible assets:
        Organizational costs, net of amortization          $  4,732                                              4,732
        Deferred financing costs                                               13,219                           13,219
                                                           --------         ---------       -----------      ---------
         Total Assets                                      $  4,732         $  13,219                        $ 356,693
                                                           ========         =========       ===========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
        Accounts payable and accrued expenses                 1,000                                              1,000
Long-term liabilities:
        Notes payable                                                         390,250                          390,250
                                                          ---------         ---------       -----------      ---------
         Total liabilities                                    1,000           390,250                          391,250
                                                          ---------         ---------       -----------      ---------
Shareholders' equity
Common stock, $.0001 par value, 10,000,000
shares authorized, 10,000,000 shares issued and
outstanding                                                   1,000                                              1,000
Capital in excess of par value                                6,120                                              6,120
Accumulated deficit                                          (3,388)          (38,289)                         (41,677)
                                                          ---------         ---------       -----------      ---------
         Total shareholders' deficit
         Total Liabilities and Shareholders' Deficit       $  4,732         $ 351,961                        $ 356,693
                                                           ========         =========       ===========      =========

                            TECHNOLOGY VENTURES GROUP
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     PROFORMA CONDENSED FINANCIAL STATEMENTS
            FOR THE 3 MONTHS PERIOD JANUARY 7, 2001 TO MARCH 31, 2001

                                                          TECHNOLOGY        NEWCOURT
                                                           VENTURES       CORPORATION      ADJUSTMENTS        TOTALS
                                                          ----------      ------------     -----------      -----------
OPERATING EXPENSES:
        Amortization                                                       $    35,250                      $    35,350
        Marketing expense                                                        2,790                            2,790
        Legal and accounting                                                       249                              249
        Licenses and fees
                                                          ----------       -----------      ----------      -----------
                  Total operating expenses                                      38,289                           38,389
                                                          ----------       -----------      ----------      -----------
Net loss before income taxes
Provision for income tax
Net loss                                                                       (38,289)                         (38,289)
Accumulated deficit - beginning of year                       (3,388)                                            (3,388)
                                                          ----------       -----------      ----------      -----------
Accumulated deficit - end of year                             (3,388)          (38,289)                         (41,677)
                                                          ==========       ===========      ==========      ===========
Weighted average number of shares
outstanding                                                1,000,000        10,000,000       9,000,000       10,000,000

Net loss per share                                        $     .002       $     0.004      (See Note)      $     0.004
                                                          ==========       ===========      ==========      ===========

                            TECHNOLOGY VENTURES GROUP
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     PROFORMA CONDENSED FINANCIAL STATEMENTS

                                               PERIOD DECEMBER 17,       PERIOD OCTOBER 26,
                                               1999 (INCEPTION) TO       2000 (INCEPTION) TO
                                                DECEMBER 31, 2000         DECEMBER 31, 2000
                                               TECHNOLOGY VENTURES      NEWCOURT CORPORATION     ADJUSTMENTS      TOTALS
                                               -------------------      --------------------     -----------    ----------
OPERATING EXPENSES:
        Amortization                              $    1,238                                                    $    1,238
        Marketing expense
        Legal and accounting                           2,000                                                         2,000
        Licenses and fees                                150                                                           150
                                                  ----------                 ----------           ----------    ----------
                  Total operating expenses             3,388                                                         3,388
                                                  ----------                 ----------           ----------    ----------

Net loss before income taxes                          (3,388)                                                       (3,388)
Provision for income tax
Net loss                                              (3,388)                                                       (3,388)
Accumulated deficit - beginning of year
                                                  ----------                 ----------           ----------    ----------
Accumulated deficit - end of year                     (3,388)                                                       (3,388)
                                                  ==========                 ==========           ==========    ==========
Weighted average number of shares
outstanding                                        1,000,000                                                     1,000,000
Net loss per share                                $    0.002                                                    $    0.002
                                                  ==========                 ==========           ==========    ==========

                            TECHNOLOGY VENTURES GROUP
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTE TO PROFORMA INFORMATION
                                 MARCH 31, 2001



As a result of the pooling of interest (see introductory paragraph) $9,000,000 shares were issued. The shareholders of TVG's 10,000,000 shares are as follows:


Equity Management Partners                                    9,200,000
Goldco Properties Limited                                       717,000
Other shareholder's                                              83,000
                                                            -----------
                                                             10,000,000
                                                            ===========



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